                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                            -----------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                  May 8, 1996
                                 Date of Report
                       (Date of earliest event reported)


                          NASHVILLE COUNTRY CLUB, INC.
               (Exact name of registrant as specified in charter)


         Tennessee                     0-22582                  62-1535897
(State or other jurisdiction         (Commission               (IRS Employer
       of incorporation)             File Number)            Identification No.)


                          402 Heritage Plantation Way
                           Hickory Valley, Tennessee
                    (Address of principal executive offices)

                                     38042
                                   (Zip Code)


                                 (901) 764-2300
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report)
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)(1)   Previous independent accountants

         (i) On May 8, 1996, the Registrant dismissed Ernst & Young LLP ("Ernst & Young") as its independent accountants.

         (ii) The reports of Ernst & Young on the Registrant's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that the 1995 Report of Ernst & Young contains an explanatory paragraph with respect to a going concern uncertainty.

         (iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

         (iv) In connection with its audits of the Registrant's financial statements for each of the two years ended December 31, 1995, and the subsequent interim period through May 8, 1996, except as stated in the remainder of this paragraph, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young would have caused Ernst & Young to make reference thereto in its report. Ernst & Young has advised the Registrant that (a) on December 19, 1995, the Registrant indicated to Ernst & Young that it desired to reflect the operating results of an acquired business as of January 1, 1996, even though the business combination would likely be completed subsequent to that date and would be contingent upon the consummation of a public offering of the Registrant's equity securities and other conditions, and (b) Ernst & Young orally advised the Registrant at that time that generally the operations of an entity acquired in a purchase business combination would be reflected from the date that the transaction was completed. On April 29, 1996, the Registrant consummated the acquisition (the "Acquisition") of The Village at Breckenridge Resort (the "Resort"), effective as of January 1, 1996 (the "Effective Date"). The Registrant's Form 10-QSB for the quarter ended March 31, 1996 (the "Form 10-QSB") includes the operating results of the Resort from the Effective Date of the Acquisition. Ernst & Young was not engaged to and did not assist the Registrant in preparing the Form 10-QSB.

(a)(2)   New independent accountants

         (i) On January 11, 1996, the Registrant engaged Ehrhardt Keefe Steiner & Hottman P.C. ("EKS&H") to audit the financial statements for the two most recent fiscal years of the Resort for inclusion in the Registrant's registration statement on Form SB-2. On April 29, 1996, the Registrant consummated the Acquisition. On





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                 May 8, 1996, the Registrant engaged EKS&H as its new
                 independent accountants. In connection with such engagement, the Registrant engaged EKS&H to, and EKS&H assisted the Registrant in, preparing the Form 10-QSB and orally advised the Registrant that the Form 10-QSB could include the operating results of the Resort from the Effective Date of the Acquisition pursuant to Paragraph 93 of APB Opinion No. 16.
                 As described above, Ernst & Young has advised the Registrant that (a) on December 19, 1995, the Registrant indicated to Ernst & Young that it desired to reflect the operating results of an acquired business as of January 1, 1996, even though the business combination would likely be completed subsequent to that date and would be contingent upon the consummation of a public offering of the Registrant's equity securities and other conditions, and (b) Ernst & Young orally advised the Registrant at that time that generally the operations of an entity acquired in a purchase business combination would be reflected from the date that the transaction was completed.

         (ii) The Registrant has requested that EKS&H review the disclosure required by this Item and has provided EKS&H with an opportunity to furnish it with a letter addressed to the SEC containing any new information, clarification of the Registrant's views or the respects in which it does not agree with the statements made in response to this Item. Pursuant to Item 304(a)(2)(ii)(D) of Regulation S-B, a copy of such letter is filed as Exhibit 16.2 to the Form 8-K/A.

(a)(3)   Former accountant's letter

         The Registrant has requested that Ernst & Young furnish it with a letter addressed to the SEC stating whether it agrees with the statements made by the Registrant. Pursuant to Item 304(a)(3) of Regulation S-B, a copy of such letter is filed as Exhibit 16.1 to the Form 8-K/A.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.  The following exhibits are included in this Form 8-K/A:

                                                                 Sequential Page
         (16)    Letter regarding change in certifying               Number
                 accountant                                      ---------------

                 16.1     Letter from Ernst & Young LLP

                 16.2     Letter from Ehrhardt Keefe Steiner
                          & Hottman P.C.





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                                   SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  May 28, 1996             NASHVILLE COUNTRY CLUB, INC.



                                By: /s/ Thomas Jackson Weaver III
                                    --------------------------------------------
                                    Name:   Thomas Jackson Weaver III
                                    Title:  Chairman of the Board, President and
                                            Chief Executive Officer





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                                 EXHIBIT INDEX

EXHIBIT
NUMBER                    DESCRIPTION
- -------                   -----------
16.1             Letter from Ernst & Young LLP

16.2             Letter from Ehrhardt Keefe Steiner & Hottman P.C.